Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net sales	$3,978	$3,707	$16,908	$17,226
Cost of goods sold	2,496	2,366	9,529	9,920
Research and development expense	365	357	1,402	1,337
Selling, general and administrative expenses	735	735	3,196	3,176
Amortization of intangibles	164	175	685	683
Restructuring and asset related charges - net	89	241	288	336
Other income (expense) - net	19	(94)	(300)	(448)
Interest expense	60	62	233	233
Income (loss) from continuing operations before income taxes	88	(323)	1,275	1,093
Provision for (benefit from) income taxes on continuing operations	138	(92)	412	152
Income (loss) from continuing operations after income taxes	(50)	(231)	863	941
Income (loss) from discontinued operations after income taxes	11	(20)	56	(194)

Net income (loss)	(39)	(251)	919	747

Net income (loss) attributable to noncontrolling interests	2	2	12	12

Net income (loss) attributable to Corteva	$(41)	$(253)	$907	$735

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.08)	$(0.33)	$1.23	$1.31
Basic earnings (loss) per share of common stock from discontinued operations	0.02	(0.03)	0.08	(0.27)
Basic earnings (loss) per share of common stock	$(0.06)	$(0.36)	$1.31	$1.04

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.08)	$(0.33)	$1.22	$1.30
Diluted earnings (loss) per share of common stock from discontinued operations	0.02	(0.03)	0.08	(0.27)
Diluted earnings (loss) per share of common stock	$(0.06)	$(0.36)	$1.30	$1.03

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	687.3	704.0	693.7	709.0
Diluted	687.3	704.0	696.0	711.9

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	December 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$3,106	$2,644
Marketable securities	63	98
Accounts and notes receivable - net	5,676	5,488
Inventories	5,432	6,899
Other current assets	820	1,131
Total current assets	15,097	16,260
Investment in nonconsolidated affiliates	134	115
Property, plant and equipment	9,074	8,956
Less: Accumulated depreciation	4,975	4,669
Net property, plant and equipment	4,099	4,287
Goodwill	10,408	10,605
Other intangible assets	8,876	9,626
Deferred income taxes	401	584
Other assets	1,810	1,519
Total Assets	$40,825	$42,996

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$750	$198
Accounts payable	4,039	4,280
Income taxes payable	207	174
Deferred revenue	3,287	3,406
Accrued and other current liabilities	2,103	2,351
Total current liabilities	10,386	10,409
Long-term debt	1,953	2,291
Other noncurrent liabilities
Deferred income tax liabilities	478	899
Pension and other post employment benefits	2,271	2,467
Other noncurrent obligations	1,707	1,651
Total noncurrent liabilities	6,409	7,308

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value;1,666,667,000 shares authorized; issued at December 31, 2024 - 685,595,000 and December 31, 2023 - 701,260,000	7	7
Additional paid-in capital	27,196	27,748
Retained earnings (accumulated deficit)	55	(41)
Accumulated other comprehensive income (loss)	(3,469)	(2,677)
Total Corteva stockholders' equity	23,789	25,037
Noncontrolling interests	241	242
Total equity	24,030	25,279
Total Liabilities and Equity	$40,825	$42,996

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31,
	2024	2023
Operating activities
Net income (loss)	$919	$747
(Income) loss from discontinued operations after income taxes	(56)	194
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities
Depreciation and amortization	1,227	1,211
Provision for (benefit from) deferred income tax	(365)	(438)
Net periodic pension and OPEB (benefit) cost, net	160	138
Pension and OPEB contributions	(151)	(149)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(17)	(22)
Restructuring and asset related charges - net	288	336
Other net loss	383	578
Changes in assets and liabilities, net
Accounts and notes receivable	(705)	358
Inventories	1,110	57
Accounts payable	(115)	(663)
Deferred revenue	(86)	(11)
Other assets and liabilities	(296)	(527)
Cash provided by (used for) operating activities - continuing operations	$2,296	$1,809
Cash provided by (used for) operating activities - discontinued operations	(151)	(40)
Cash provided by (used for) operating activities	$2,145	$1,769
Investing activities
Capital expenditures	$(597)	$(595)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	5	57
Acquisitions of businesses - net of cash acquired	—	(1,456)
Investments in and loans to nonconsolidated affiliates	(7)	(32)
Purchases of investments	(144)	(148)
Proceeds from sales and maturities of investments	130	147
Proceeds from settlement of net investment hedge	63	42
Other investing activities, net	(39)	(2)
Cash provided by (used for) investing activities	$(589)	$(1,987)
Financing activities
Net change in borrowings (less than 90 days)	$53	$(6)
Proceeds from debt	3,072	3,429
Payments on debt	(2,885)	(2,309)
Repurchase of common stock	(1,009)	(756)
Proceeds from exercise of stock options	60	31
Dividends paid to stockholders	(458)	(439)
Other financing activities, net	(32)	(49)
Cash provided by (used for) financing activities	$(1,199)	$(99)
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(93)	(143)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	$264	$(460)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,158	3,618
Cash, cash equivalents and restricted cash equivalents at end of period	$3,422	$3,158

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2024	2023	2024	2023
Corn	$1,411	$1,308	$6,496	$6,447
Soybean	154	145	1,927	1,858
Other oilseeds	87	71	653	708
Other	120	111	469	459
Seed	$1,772	$1,635	$9,545	$9,472

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2024	2023	2024	2023
Herbicides	$1,031	$991	$3,599	$4,034
Insecticides	490	442	1,715	1,598
Fungicides	320	275	1,081	1,112
Biologicals	169	155	476	491
Other	196	209	492	519
Crop Protection	$2,206	$2,072	$7,363	$7,754

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2024	2023	2024	2023
North America [1]	$639	$576	$6,033	$5,768
EMEA [2]	216	181	1,581	1,622
Latin America	827	790	1,523	1,637
Asia Pacific	90	88	408	445
Rest of World [3]	1,133	1,059	3,512	3,704
Net Sales	$1,772	$1,635	$9,545	$9,472

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2024	2023	2024	2023
North America [1]	$924	$921	$2,627	$2,822
EMEA [2]	232	190	1,543	1,745
Latin America	795	732	2,253	2,269
Asia Pacific	255	229	940	918
Rest of World [3]	1,282	1,151	4,736	4,932
Net Sales	$2,206	$2,072	$7,363	$7,754

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024		2024
Net Sales (GAAP)	$3,978		$16,908
Add: Impacts from Currency and Portfolio / Other	216		490
Organic Sales (Non-GAAP)	$4,194		$17,398

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING EBITDA	2024	2023	2024	2023
Seed	$93	$145	$2,219	$2,117
Crop Protection	461	267	1,272	1,374
Corporate Expenses	(29)	(26)	(115)	(110)
Operating EBITDA (Non-GAAP)	$525	$386	$3,376	$3,381

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Income (loss) from continuing operations after income taxes (GAAP)	$(50)	$(231)	$863	$941
Provision for (benefit from) income taxes on continuing operations	138	(92)	412	152
Income (loss) from continuing operations before income taxes (GAAP)	88	(323)	1,275	1,093
Depreciation and amortization	302	312	1,227	1,211
Interest income	(39)	(130)	(132)	(283)
Interest expense	60	62	233	233
Exchange (gains) losses[1]	50	155	284	397
Non-operating (benefits) costs[2]	42	36	174	151
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	4	(34)	—	—
Significant items (benefit) charge[3]	18	308	315	579
Operating EBITDA (Non-GAAP)	$525	$386	$3,376	$3,381
1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2024 vs. Q4 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$66	4%	$68	5%	3%	2%	(1)%	—%
EMEA	77	21%	80	22%	2%	20%	(1)%	—%
Latin America	100	7%	306	20%	(14)%	34%	(13)%	—%
Asia Pacific	28	9%	33	10%	4%	6%	—%	(1)%
Rest of World	205	9%	419	19%	(8)%	27%	(10)%	—%
Total	$271	7%	$487	13%	(4)%	17%	(6)%	—%

SEED
	Q4 2024 vs. Q4 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$63	11%	$64	11%	6%	5%	—%	—%
EMEA	35	19%	32	18%	4%	14%	1%	—%
Latin America	37	5%	155	20%	(13)%	33%	(15)%	—%
Asia Pacific	2	2%	3	3%	10%	(7)%	(1)%	—%
Rest of World	74	7%	190	18%	(8)%	26%	(11)%	—%
Total	$137	8%	$254	16%	(3)%	19%	(8)%	—%

CROP PROTECTION
	Q4 2024 vs. Q4 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$3	—%	$4	—%	—%	—%	—%	—%
EMEA	42	22%	48	25%	(1)%	26%	(3)%	—%
Latin America	63	9%	151	21%	(13)%	34%	(12)%	—%
Asia Pacific	26	11%	30	13%	2%	11%	—%	(2)%
Rest of World	131	11%	229	20%	(8)%	28%	(8)%	(1)%
Total	$134	6%	$233	11%	(5)%	16%	(5)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q4 2024 vs. Q4 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$103	8%	$212	16%	(8)%	24%	(8)%	—%
Soybeans	9	6%	10	7%	10%	(3)%	(1)%	—%
Other oilseeds	16	23%	17	24%	18%	6%	(1)%	—%
Other	9	8%	15	14%	17%	(3)%	(6)%	—%
Total	$137	8%	$254	16%	(3)%	19%	(8)%	—%

CROP PROTECTION PRODUCT LINE
	Q4 2024 vs. Q4 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$40	4%	$64	6%	(3)%	9%	(2)%	—%
Insecticides	48	11%	73	17%	(4)%	21%	(6)%	—%
Fungicides	45	16%	74	27%	(12)%	39%	(10)%	(1)%
Biologicals	14	9%	30	19%	(14)%	33%	(10)%	—%
Other	(13)	(6)%	(8)	(4)%	3%	(7)%	(2)%	—%
Total	$134	6%	$233	11%	(5)%	16%	(5)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2024 vs. Twelve Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$70	1%	$70	1%	1%	—%	—%	—%
EMEA[2]	(243)	(7)%	(59)	(2)%	5%	(7)%	(3)%	(2)%
Latin America	(130)	(3)%	144	4%	(12)%	16%	(8)%	1%
Asia Pacific	(15)	(1)%	17	1%	2%	(1)%	(2)%	—%
Rest of World	(388)	(4)%	102	1%	(3)%	4%	(5)%	—%
Total	$(318)	(2)%	$172	1%	(1)%	2%	(3)%	—%

SEED
	Twelve Months 2024 vs. Twelve Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$265	5%	$266	5%	4%	1%	—%	—%
EMEA[2]	(41)	(3)%	104	6%	9%	(3)%	(5)%	(4)%
Latin America	(114)	(7)%	12	1%	(7)%	8%	(8)%	—%
Asia Pacific	(37)	(8)%	(26)	(6)%	9%	(15)%	(2)%	—%
Rest of World	(192)	(5)%	90	2%	1%	1%	(5)%	(2)%
Total	$73	1%	$356	4%	3%	1%	(2)%	(1)%

CROP PROTECTION
	Twelve Months 2024 vs. Twelve Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(195)	(7)%	$(196)	(7)%	(3)%	(4)%	—%	—%
EMEA	(202)	(12)%	(163)	(9)%	1%	(10)%	(3)%	—%
Latin America	(16)	(1)%	132	6%	(15)%	21%	(8)%	1%
Asia Pacific	22	2%	43	5%	(1)%	6%	(3)%	—%
Rest of World	(196)	(4)%	12	—%	(7)%	7%	(5)%	1%
Total	$(391)	(5)%	$(184)	(2)%	(5)%	3%	(3)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Twelve Months 2024 vs. Twelve Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$49	1%	$250	4%	2%	2%	(3)%	—%
Soybeans	69	4%	83	4%	2%	2%	—%	—%
Other oilseeds[2]	(55)	(8)%	7	1%	8%	(7)%	(4)%	(5)%
Other	10	2%	16	3%	8%	(5)%	(1)%	—%
Total	$73	1%	$356	4%	3%	1%	(2)%	(1)%

CROP PROTECTION PRODUCT LINE
	Twelve Months 2024 vs. Twelve Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(435)	(11)%	$(372)	(9)%	(5)%	(4)%	(2)%	—%
Insecticides	117	7%	190	12%	(5)%	17%	(5)%	—%
Fungicides	(31)	(3)%	28	3%	(9)%	12%	(6)%	—%
Biologicals	(15)	(3)%	(12)	(2)%	(8)%	6%	(7)%	6%
Other	(27)	(5)%	(18)	(3)%	—%	(3)%	(2)%	—%
Total	$(391)	(5)%	$(184)	(2)%	(5)%	3%	(3)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other during the twelve months ended December 31, 2023 includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Seed	$1	$(22)	$(49)	$(81)
Crop Protection	12	(274)	(175)	(476)
Corporate	(31)	(12)	(91)	(22)
Total significant items before income taxes	$(18)	$(308)	$(315)	$(579)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[11]		($ Per Share)
	2024	2023	2024	2023	2024	2023
1st Quarter
Restructuring and asset related charges, net [1]	$(75)	$(33)	$(56)	$(25)	$(0.08)	$(0.03)
Estimated settlement expense [2]	(54)	(49)	(41)	(37)	(0.06)	(0.05)
Inventory write-offs [3]	—	(4)	—	(4)	—	(0.01)
Gain (loss) on sale of assets and equity investments [3]	4	3	3	1	0.01	—
Seed sale associated with Russia Exit [3]	—	19	—	14	—	0.02
Acquisition-related costs [5]	(2)	(19)	(1)	(17)	—	(0.02)
1st Quarter – Total	$(127)	$(83)	$(95)	$(68)	$(0.13)	$(0.09)

2nd Quarter
Restructuring and asset related charges, net [1]	$(92)	$(60)	$(69)	$(45)	$(0.10)	$(0.06)
Estimated settlement expense [2]	(47)	(41)	(36)	(31)	(0.05)	(0.04)
Inventory write-offs [3]	2	(3)	2	(3)	—	—
Gain (loss) on sale of assets and equity investments [3]	3	—	2	—	—	—
Seed sale associated with Russia Exit [3]	—	(1)	—	(1)	—	(0.01)
Acquisition-related costs [5]	(3)	(15)	(2)	(12)	—	(0.02)
Employee Retention Credit [6]	—	3	—	2	—	—
Income tax items [7]	—	—	—	29	—	0.04
2nd Quarter – Total	$(137)	$(117)	$(103)	$(61)	$(0.15)	$(0.09)

3rd Quarter
Restructuring and asset related charges, net [1]	$(32)	$(2)	$(24)	$(4)	$(0.03)	$(0.01)
Estimated settlement expense [2]	—	(66)	—	(50)	—	(0.07)
Gain (loss) on sale of business, assets and equity investments [3]	—	4	—	3	—	0.01
Acquisition-related costs [5]	(1)	(7)	(1)	(6)	—	(0.01)
Income tax items [7]	—	—	4	—	—	—
3rd Quarter – Total	$(33)	$(71)	$(21)	$(57)	$(0.03)	$(0.08)

4th Quarter
Restructuring and asset related charges, net [1]	$(89)	$(241)	$(66)	$(183)	$(0.10)	$(0.26)
Estimated settlement expense [2]	—	(48)	—	(36)	—	(0.05)
Spare parts write-off [4]	—	(12)	—	(9)	—	(0.01)
AltEn facility remediation charge [8]	—	(10)	—	(7)	—	(0.01)
Gain (loss) on sale of assets [3]	—	7	—	5	—	—
Acquisition-related costs [5]	—	(4)	—	(3)	—	—
Insurance proceeds [9]	71	—	54	—	0.08	—
Income tax items [7]	—	—	(120)	16	(0.17)	0.02
4th Quarter – Total	$(18)	$(308)	$(132)	$(217)	$(0.19)	$(0.31)

Annual Total [10]	$(315)	$(579)	$(351)	$(403)	$(0.50)	$(0.57)

1.Fourth, third, second and first quarter 2024 includes restructuring and asset related benefits (charges) of $(89), $(32), $(92) and $(75), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program of $(89), $(29), $(57) and

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
$(55) for the fourth, third, second and first quarter, respectively, and to non-cash accelerated prepaid royalty amortization expense related related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits of $—, $—, $(35) and $(20) for the fourth, third, second and first quarter, respectively.

Fourth, third, second and first quarter 2023 includes restructuring and asset related benefits (charges) of $(241), $(2), $(60) and $(33), respectively. The charges primarily relate to a $(217) charge for the fourth quarter related to the Crop Protection Operations Strategy Restructuring Program, a $(6), $2, $(52) and $(16) benefit (charge) for the fourth, third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits and a $(23), $(1), $(7) and $(11) charge for the fourth, third, second and first quarter, respectively, associated with the 2022 Restructuring Actions.

2.Fourth, third, second and first quarter 2024 included estimated Lorsban® related charges of $—, $—, $(47) and $(54), respectively.

Fourth, third, second and first quarter 2023 included estimated Lorsban® related charges of $(48), $(66), $(41) and $(49), respectively.

3.Fourth, third, second and first quarter 2024 includes a benefit of $—, $—, $3 and $4, respectively, related to the 2022 Restructuring Actions consisting of gain on the sale of assets. Second quarter of 2024 also includes a $2 benefit associated with sales of inventory previously reserved for in association with the 2022 Restructuring Actions.

Fourth, third and first quarter 2023 includes benefits (charges) of $7, $4, and $(11), respectively, related to the 2022 Restructuring Actions consisting of gains (losses) on the sale of businesses, assets and the Company’s interest in an equity investment. Second and first quarter 2023 includes a benefit (charge) of $(1) and $19, respectively, relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $30 and $41 of net sales and $31 and $22 of cost of goods sold, respectively. Second and first quarter 2023 also includes a charge of $(3) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of inventory write offs.

4.Fourth quarter 2023 includes a charge associated with activities related to the Crop Protection Operations Strategy Restructuring Program.

5.Fourth, third, second and first quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

Fourth, third, second and first quarter 2023 includes acquisition-related costs relating to transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg and the recognition of the inventory fair value step-up.

6.Second quarter 2023 includes a benefit of $3 relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security ("CARES") Act as enhanced by the Consolidated Appropriations Act ("CAA") and American Rescue Plan Act ("ARPA").

7.The fourth quarter 2024 includes a tax charge of $(120) related to the establishment of a valuation allowance against the net deferred tax asset position of a legal entity in Brazil (Seed business). Third quarter 2024 includes a tax benefit of $4 related to intellectual property realignment.

Fourth quarter 2023 includes a tax benefit related to the impact of changes to deferred taxes for legal entities within Switzerland of $62 and adjustments due to intellectual property realignment of $(46). Second quarter 2023 includes a tax benefit related to the impact of a tax currency change for a legal entity within Switzerland of $24 and an adjustment due to a change in estimate related to a worthless stock deduction in the U.S.

8.Fourth quarter 2023 included a charge relating to the increase in the remediation accrual at the AltEn facility relating to Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

9.Includes proceeds received related to prior significant items.

10.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

11.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended December 31,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$(52)	$(233)	$(0.08)	$(0.33)
Less: Non-operating benefits (costs), after tax[1]	(29)	(27)	(0.04)	(0.04)
Less: Amortization of intangibles (existing as of Separation), after tax	(109)	(117)	(0.16)	(0.17)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(3)	25	(0.01)	0.04
Less: Significant items benefit (charge), after tax	(132)	(217)	(0.19)	(0.31)
Operating Earnings (Loss) (Non-GAAP) [2]	$221	$103	$0.32	$0.15

	Twelve Months Ended December 31,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$851	$929	$1.22	$1.30
Less: Non-operating benefits (costs), after tax[1]	(127)	(111)	(0.18)	(0.16)
Less: Amortization of intangibles (existing as of Separation), after tax	(459)	(471)	(0.67)	(0.66)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	—	—	—	—
Less: Significant items benefit (charge), after tax	(351)	(403)	(0.50)	(0.57)
Operating Earnings (Loss) (Non-GAAP) [2]	$1,788	$1,914	$2.57	$2.69
1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-13 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Operating EBITDA (Non-GAAP)[1]	$525	$386	$3,376	$3,381
Depreciation	(138)	(137)	(542)	(528)
Amortization of intangibles (post Separation)	(20)	(20)	(82)	(65)
Interest income	39	130	132	283
Interest expense	(60)	(62)	(233)	(233)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(80)	(60)	(604)	(577)
Base income tax rate from continuing operations (Non-GAAP)[1]	23.1%	20.2%	22.8%	20.3%
Exchange gains (losses), after tax[2]	(43)	(132)	(247)	(335)
Net (income) loss attributable to non-controlling interests	(2)	(2)	(12)	(12)
Operating Earnings (Loss) (Non-GAAP)[1]	$221	$103	$1,788	$1,914
Diluted Shares (in millions)	687.3	704.0	696.0	711.9
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.32	$0.15	$2.57	$2.69
1.     Refer to pages A-5 through A-9, and A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Income (loss) from continuing operations before income taxes (GAAP)	$88	$(323)	$1,275	$1,093
Add: Significant items (benefit) charge [1]	18	308	315	579
Non-operating (benefits) costs	42	36	174	151
Amortization of intangibles (existing as of Separation)	144	155	603	618
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	4	(34)	—	—
Less: Exchange gains (losses)[2]	(50)	(155)	(284)	(397)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$346	$297	$2,651	$2,838

Provision for (benefit from) income taxes on continuing operations (GAAP)	$138	$(92)	$412	$152
Add: Tax (expenses) benefits on significant items (benefit) charge[1]	(114)	91	(36)	176
Tax benefits on non-operating (benefits) costs	13	9	47	40
Tax benefits on amortization of intangibles (existing as of Separation)	35	38	144	147
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	1	(9)	—	—
Tax benefits on exchange gains (losses)[2]	7	23	37	62
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$80	$60	$604	$577

Effective income tax rate (GAAP)	156.8%	28.5%	32.3%	13.9%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(132.1)%	(2.2)%	(8.3)%	7.2%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	24.7%	26.2%	24.0%	21.1%
Exchange gains (losses), net effect[2]	(1.6)%	6.0%	(1.2)%	(0.8)%
Base income tax rate from continuing operations (Non-GAAP)	23.1%	20.2%	22.8%	20.3%

1. See page A-10 for further detail on the significant items table.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$47	$(189)	$(152)	$(371)
Local tax (expenses) benefits	(12)	28	11	55
Net after tax impact from subsidiary exchange gains (losses)	$35	$(161)	$(141)	$(316)

Hedging Program Gain (Loss)
Pre-tax exchange (losses) gains	$(97)	$34	$(132)	$(26)
Tax (expenses) benefits	19	(5)	26	7
Net after tax impact from hedging program exchange (losses) gains	$(78)	$29	$(106)	$(19)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(50)	$(155)	$(284)	$(397)
Tax (expenses) benefits	7	23	37	62
Net after tax exchange gains (losses)	$(43)	$(132)	$(247)	$(335)

Noncontrolling interest adjustment	—	—	1	—

Net after-tax exchange gain (loss) attributable to Corteva	$(43)	$(132)	$(246)	$(335)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program (Loss) Gain."

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Free Cash Flow (Non-GAAP)
Free Cash Flow is defined as cash provided by (used for) operating activities – continuing operations, less capital expenditures.

	Twelve Months Ended December 31,
	2024	2023
Cash provided by (used for) operating activities - continuing operations (GAAP)	$2,296	$1,809
Less: Capital expenditures	(597)	(595)
Free Cash Flow (Non-GAAP)	$1,699	$1,214